UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Nuveen Missouri Premium Income Municipal Fund (NOM)

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Important Notice to Fund Shareholders

OCTOBER 11, 2010

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement as a Fund shareholder in connection with the annual shareholders meeting for the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders.

You are being asked to vote on a number of important matters:

(i)	Updated Investment Policies (all Affected Municipal Funds (as defined in the Proxy Statement)). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies.

(ii)	Approval of Fund Board Nominees (all Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this Proxy Statement are holding their annual shareholders meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed Proxy Statement.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	What are the potential benefits of the New Investment Policies for common shareholders of the Affected Municipal Funds?

A.	The potential benefits to common shareholders are:

• Enhanced ability of the Affected Municipal Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

•   Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

• Improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

Q.	What are the potential benefits of the New Investment Policies for preferred shareholders of the Affected Municipal Funds?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build net asset value and therefore asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Investment Policies?

A.	In order to implement the New Investment Policies and obtain the potential benefits described above, each Affected Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require approval of shareholders. In some cases, this may require shareholder approval of the elimination of an existing fundamental policy as well as the implementation of a new replacement fundamental policy. Because each Affected Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the New Investment Policy or Policies?

A.	An Affected Municipal Fund will not be able to implement the New Investment Policies as discussed above. The Affected Municipal Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Boards of the Affected Municipal Funds urge you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 612-5814. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
November 16, 2010

October 11, 2010

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH, NZH PrC)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC, NFC PrC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK, NGK PrC)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO, NGO PrC)
Nuveen Connecticut Premium Income Municipal Fund (NTC, NTC PrC)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX, NZX PrC)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG, NKG PrC)
Nuveen Georgia Premium Income Municipal Fund (NPG, NPG PrC)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM, NFM PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR, NZR PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI, NWI PrC)
Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB, NMB PrC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT, NMT PrC)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX, NGX PrC)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB, NRB PrC)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO, NNO PrC)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII, NII PrC)
Nuveen North Carolina Premium Income Municipal Fund (NNC, NNC PrC)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Municipal Value Fund (NPN)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB, NGB PrC)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB, NNB PrC)
Nuveen Virginia Premium Income Municipal Fund (NPV, NPV PrC)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund (“Connecticut Dividend Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (“Connecticut Dividend Advantage 2”), Nuveen Connecticut Dividend Advantage Municipal

Fund 3 (“Connecticut Dividend Advantage 3”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Georgia Dividend Advantage Municipal Fund (“Georgia Dividend Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Georgia Premium Income Municipal Fund (“Georgia Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (“Insured Massachusetts Tax-Free Advantage”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen North Carolina Dividend Advantage Municipal Fund (“North Carolina Dividend Advantage”), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (“North Carolina Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund 3 (“North Carolina Dividend Advantage 3”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Minnesota Funds and Massachusetts Funds are each, a “Fund” and collectively, the “Funds”), will be held in the 32nd Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 16, 2010, at 10:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except California Value, to elect nine (9) Board Members:

i)	seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b. For California Value, to elect three (3) Board Members.

c.	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, to elect four (4) Board Members:

i)	two (2) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania to elect three (3) Board Members.

2.	To approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies for Arizona Dividend Advantage 2, California Market Opportunity, California Quality Income, California Select Quality, Missouri Premium Income, North Carolina Dividend Advantage and North Carolina Dividend Advantage 2.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on September 17, 2010 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

October 11, 2010

This Joint Proxy Statement is first being mailed to shareholders on or about October 11, 2010.

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH, NZH PrC)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL)
Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC)
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL)
Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)
Nuveen Connecticut Dividend Advantage Municipal Fund (NFC, NFC PrC)
Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK, NGK PrC)
Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO, NGO PrC)
Nuveen Connecticut Premium Income Municipal Fund (NTC, NTC PrC)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX, NZX PrC)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG, NKG PrC)
Nuveen Georgia Premium Income Municipal Fund (NPG, NPG PrC)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM, NFM PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR, NZR PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI, NWI PrC)
Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB, NMB PrC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT, NMT PrC)
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX, NGX PrC)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB, NRB PrC)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO, NNO PrC)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII, NII PrC)
Nuveen North Carolina Premium Income Municipal Fund (NNC, NNC PrC)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Municipal Value Fund (NPN)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB, NGB PrC)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB, NNB PrC)
Nuveen Virginia Premium Income Municipal Fund (NPV, NPV PrC)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Insured California Premium Income Municipal Fund, Inc. (“Insured California Premium Income”), Nuveen Insured California Premium Income Municipal Fund 2, Inc. (“Insured California Premium Income 2”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota Corporation (each referred to herein as a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen California Premium Income Municipal Fund (“California

Premium Income”), Nuveen Insured California Dividend Advantage Municipal Fund (“Insured California Dividend Advantage”), Nuveen Insured California Tax-Free Advantage Municipal Fund (“Insured California Tax-Free Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund (“Connecticut Dividend Advantage”), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (“Connecticut Dividend Advantage 2”), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (“Connecticut Dividend Advantage 3”), Nuveen Connecticut Premium Income Municipal Fund (“Connecticut Premium Income”), Nuveen Georgia Dividend Advantage Municipal Fund (“Georgia Dividend Advantage”), Nuveen Georgia Dividend Advantage Municipal Fund 2 (“Georgia Dividend Advantage 2”), Nuveen Georgia Premium Income Municipal Fund (“Georgia Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (“Insured Massachusetts Tax-Free Advantage”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen North Carolina Dividend Advantage Municipal Fund (“North Carolina Dividend Advantage”), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (“North Carolina Dividend Advantage 2”), Nuveen North Carolina Dividend Advantage Municipal Fund 3 (“North Carolina Dividend Advantage 3”), Nuveen North Carolina Premium Income Municipal Fund (“North Carolina Premium Income”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts Business Trust (each referred to herein as a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 32nd Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 16, 2010, at 10:30 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the adoption of new fundamental investment policies for the Affected Municipal Funds (as defined below). Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Minnesota Fund, except California Value, election of seven(7) Board Members by all shareholders.	X	X

1(a)(ii)	For each Minnesota Fund, except California Value, election of two(2) Board Members by Preferred Shares only.		X

1(b)	For California Value, election of three(3) Board Members by all shareholders.	X	N/A

1(c)(i)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, election of two(2) Board Members by all shareholders.	X	X

1(c)(ii)	For each Massachusetts Business Trust, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, election of two(2) Board Members by Preferred Shares only.		X

1(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, election of three(3) Board Members by all shareholders.	X	N/A

2.	For Arizona Dividend Advantage 2, California Market Opportunity, California Quality Income, California Select Quality, Missouri Premium Income, North Carolina Dividend Advantage and North Carolina Dividend Advantage 2, (each an “Affected Municipal Fund”), to approve the elimination of fundamental investment policies and/or to approve the new fundamental investment policies.	X	X

Matter		Common Shares	Preferred Shares(1)

2(a)	For each Affected Municipal Fund, to approve the elimination of the Fund’s fundamental investment policies relating to investments in municipal securities and below investment grade securities.	X	X

2(b)	For each Affected Municipal Fund, to approve the new fundamental policy relating to investments in municipal securities.	X	X

2(c)	For California Market Opportunity, California Quality Income, California Select Quality and Missouri Premium Income (each a “Premium/Quality Fund”), to approve the elimination of the Fund’s fundamental policy relating to commodities.	X	X

2(d)	For each Premium/Quality Fund, to approve the new fundamental policy relating to commodities.	X	X

2(e)	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.	X	X

2(f)	For each Premium/Quality Fund, to approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.	X	X

(1)	Municipal Term Preferred Shares for California Dividend Advantage 3, Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Insured Massachusetts Tax-Free Advantage, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income; Variable Rate Demand Preferred Shares for California Market Opportunity, California Select Quality, California Quality Income, Insured California Premium Income, Insured California Tax-Free Advantage, New Jersey Investment Quality, New Jersey Premium Income, Pennsylvania Investment Quality, and Pennsylvania Premium Income 2; and Municipal Auction Rate Cumulative Preferred Shares for each other municipal fund, except California Value, are referred to as “Preferred Shares.” California Value, California Value 2, New Jersey Value and Pennsylvania Value have not issued Preferred Shares. Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate do not have any Preferred Shares outstanding.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value, California Value 2, New Jersey Value, Pennsylvania Value, Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for the Affected Municipal Funds, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on September 17, 2009 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of September 17, 2010, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Floating Rate Income	JFR	47,297,036	N/A

Floating Rate Income Opportunity	JRO	28,413,818	N/A

Senior Income	NSL	29,959,936	N/A

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Tax-Advantaged Floating Rate	JFP	13,957,637	N/A

Arizona Dividend Advantage	NFZ	1,548,112	Series T	424

Arizona Dividend Advantage 2	NKR	2,439,549	Series W	665

Arizona Dividend Advantage 3	NXE	3,066,030	Series M	736

Arizona Premium Income	NAZ	4,469,952	Series TH	1,115

California Dividend Advantage	NAC	23,480,254	Series TH	2,710
			Series F	2,711

California Dividend Advantage 2	NVX	14,746,722	Series M	1,875
			Series F	1,876

California Dividend Advantage 3	NZH	24,127,919	Series M	1,389
			Series TH	1,391
			NZH PrC	8,625,000

California Investment Quality	NQC	13,580,232	Series M	3,051
			Series W	746

California Market Opportunity	NCO	8,143,348	Series 1	498

California Value	NCA	25,253,681	N/A

California Value 2	NCB	3,287,900	N/A

California Performance Plus	NCP	12,937,442	Series T	1,357
			Series W	500
			Series F	1,357

California Premium Income	NCU	5,733,088	Series M	1,357

California Quality Income	NUC	22,002,860	Series 1	1,581

California Select Quality	NVC	23,104,550	Series 1	1,589

Insured California Dividend Advantage	NKL	15,256,178	Series T	2,075
			Series F	2,075

Insured California Premium Income	NPC	6,442,132	Series 1	427

Insured California Premium Income 2	NCL	12,665,422	Series T	1,467
			Series TH	1,466

Insured California Tax-Free Advantage	NKX	5,887,262	Series 1	355

Connecticut Dividend Advantage	NFC	2,585,673	NFC PrC	2,047,000

Connecticut Dividend Advantage 2	NGK	2,319,813	NGK PrC	1,695,000

Connecticut Dividend Advantage 3	NGO	4,367,134	NGO PrC	3,200,000

Connecticut Premium Income	NTC	5,365,029	Series TH	629
			NTC PrC	1,830,000

Georgia Dividend Advantage	NZX	1,971,388	NZX PrC	1,434,000

Georgia Dividend Advantage 2	NKG	4,555,299	NKG PrC	3,226,500

Georgia Premium Income	NPG	3,806,285	NPG PrC	2,834,000

Maryland Dividend Advantage	NFM	4,197,406	NFM PrC	2,648,500

Maryland Dividend Advantage 2	NZR	4,200,783	NZR PrC	2,730,000

Maryland Dividend Advantage 3	NWI	5,365,969	Series T	593
			NWI PrC	2,070,000

Maryland Premium Income	NMY	10,648,975	Series W	585
			Series TH	734
			NMY PrC	3,877,500

Massachusetts Dividend Advantage	NMB	1,964,703	NMB PrC	1,472,500

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Massachusetts Premium Income	NMT	4,771,862	Series TH	576
			NMT PrC	2,021,000

Insured Massachusetts Tax-Free Adv.	NGX	2,726,564	NGX PrC	2,207,500

Michigan Dividend Advantage	NZW	2,054,786	Series W	571

Michigan Premium Income	NMP	7,609,748	Series M	805

			Series TH	1,343

Michigan Quality Income	NUM	11,561,053	Series TH	2,972

			Series F	521

Missouri Premium Income	NOM	2,315,620	Series TH	640

New Jersey Dividend Advantage	NXJ	6,569,912	Series T	1,757

New Jersey Dividend Advantage 2	NUJ	4,522,452	Series W	1,249

New Jersey Investment Quality	NQJ	20,453,722	Series 1	1,443

New Jersey Value	NJV	1,560,787	N/A

New Jersey Premium Income	NNJ	12,036,596	Series 1	886

North Carolina Dividend Advantage	NRB	2,270,350	NRB PrC	1,660,000

North Carolina Dividend Advantage 2	NNO	3,752,126	NNO PrC	2,970,000

North Carolina Dividend Advantage 3	NII	3,936,278	NII PrC	2,872,500

North Carolina Premium Income	NNC	6,360,839	Series TH	862
			NNC PrC	2,430,000

Ohio Dividend Advantage	NXI	4,245,259	Series W	1,160

Ohio Dividend Advantage 2	NBJ	3,121,953	Series F	864

Ohio Dividend Advantage 3	NVJ	2,157,833	Series T	620

Ohio Quality Income	NUO	9,746,032	Series M	645
			Series TH	1,327
			Series TH2	948

Pennsylvania Value	NPN	1,219,352	N/A

Pennsylvania Dividend Advantage	NXM	3,321,984	Series T	900

Pennsylvania Dividend Advantage 2	NVY	3,726,116	Series M	920

Pennsylvania Investment Quality	NQP	16,080,898	Series 1	1,125

Pennsylvania Premium Income 2	NPY	15,595,551	Series 1	1,000

Texas Quality Income	NTX	9,535,540	Series M	716
			Series TH	1,886

Virginia Dividend Advantage	NGB	3,141,240	NGB PrC	2,280,000

Virginia Dividend Advantage 2	NNB	5,754,362	NNB PrC	4,320,000

Virginia Premium Income	NPV	8,992,818	Series T	333
			Series TH	689
			NPV PrC	3,220,500

*	The Common Shares of all of the Funds are listed on the NYSE Amex, except JRO, NSL, JFP, NAZ, NAC, NQC, NCO, NCA, NCP, NUC, NVC, NPC, NCL, NTC, NMY, NMT, NMP, NUM, NQJ, NNJ, NNC, NUO, NQP, NPY, NTX and NPV, which are listed on the New York Stock Exchange (“NYSE”). The Preferred Shares of all of the Funds with Muni Term Preferred Shares are listed on the NYSE, except NZX PrC and NMB PrC are listed on the NYSE Amex.

1.	Election of Board Members

Minnesota Funds

At the Annual Meeting of each Minnesota Fund, except California Value, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, its Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, three (3) Board Members are nominated to be elected at this Annual Meeting.

(a)  For each Minnesota Fund, except California Value:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone and Toth are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

(b)	For California Value: three (3) Board Members are to be elected by all shareholders.

With respect to California Value, Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and as nominees for Board members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

Massachusetts Funds

Pursuant to the organizational documents of each Massachusetts Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Fund, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(c)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value:

(i)	two (2) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value: three (3) Board Members are to be elected by all shareholders.

With respect to Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified. Board Members Amboian, Bremner, Evans, Kundert, Schneider and Toth are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, except for California Value, all Board Member nominees, were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010 (for Michigan Quality, Board Member nominees were last elected to the Board on November 30, 2009).

For California Value, Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on November 30, 2009. Board Members Amboian, Kundert and Toth were last elected as Class II Board Members of the Board of California Value at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009. Board Member Hunter was last elected as a Class I Board Member of the Board of California Value at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009. Board Members Stockdale and Stone were last elected as Class I Board Members of the Board of California Value at the annual meeting of shareholders held on December 18, 2007.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, Georgia Dividend Advantage, Maryland Premium Income, North Carolina Dividend Advantage 3, Virginia Dividend Advantage, Virginia Dividend Advantage 2, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010. For Georgia Dividend Advantage, Maryland Premium Income, North Carolina Dividend Advantage 3, Virginia Dividend Advantage and Virginia Dividend Advantage 2, Board Members Bremner and Evans were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009. For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009.

For each Massachusetts Fund, except California Value 2, New Jersey Value and Pennsylvania Value, Board Members Amboian, Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on November 18, 2008 and adjourned to January 13, 2009 and for Insured California Tax-Free Advantage adjourned to March 17, 2009 and March 18, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, Georgia Dividend Advantage, Maryland Premium Income, North Carolina Dividend Advantage 3, Virginia Dividend Advantage, Virginia Dividend Advantage 2, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010. For Georgia Dividend Advantage, Maryland Premium Income, North Carolina Dividend Advantage 3, Virginia Dividend Advantage and Virginia Dividend Advantage 2, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009. For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, Board Members Hunter and Schneider were last elected to each Fund’s Board as Class I and Class III Board Members, respectively, at the annual meeting of shareholders held on November 30, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Tax-Advantaged Floating Rate, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Value 2, California Premium Income, Insured California Dividend Advantage, Insured California Tax-Free Advantage, Maryland Dividend Advantage 3, New Jersey Value, New Jersey Dividend Advantage and Pennsylvania Value, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007. For Floating Rate Income, Floating Rate Income Opportunity and Maryland Dividend Advantage 3, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007, which was adjourned to October 22, 2007. For New Jersey Dividend Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007 and adjourned to October 22, 2007 and November 8, 2007. For Tax-Advantaged Floating Rate, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on October 12, 2007 and adjourned to October 22, 2007, November 12, 2007 and November 30, 2007.

For California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Insured California Dividend Advantage and Insured California Tax-Free Advantage, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on December 18, 2007.

For California Value 2, New Jersey Value and Pennsylvania Value, all of the Board Members were elected by the initial shareholder of the Fund, Nuveen Asset Management (the “Adviser”), on February 26, 2009.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Number of
Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board, Board Member Nominee	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996; Chairman of the Board Since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	200	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member Nominee	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member Nominee	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2005) of Beta Gamma Sigma International Society; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director, Credit Research Center at Georgetown University (1997-2007).	200	See Principal Occupation Description

David J. Kundert* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member Nominee	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	200	See Principal Occupation Description

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

William J. Schneider* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member Nominee	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Chairman, of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, University of Dayton Business School Advisory Council; Member, Mid-America Health System Board; formerly, Member and Chair, Dayton Philharmonic Orchestra Board; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	200	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member Nominee	Term: Annual or Class I Board Member until 2010 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	200	N/A

Carole E. Stone* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member Nominee	Term: Annual or Class I Board Member until 2010 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
	Position(s)	Term of Office		Overseen	ships Held
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Fund	of Time Served(1)	During Past 5 Years	Member	Member

Terence J. Toth* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member Nominee	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200	See Principal Occupation Description

John P. Amboian(2) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007)of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisers, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200	See Principal Occupation Description

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective and the commodity pool has not commenced operations.

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s Adviser.

On July 28, 2010, Nuveen Investments, Inc. entered into an agreement with U.S. Bancorp, as indirect parent of FAF Advisors, Inc. (“FAF”), to purchase a portion of FAF’s asset management business (the “Nuveen/FAF Transaction”). In connection with the Nuveen/FAF Transaction, the Nominating and Governance Committee has preliminarily approved the appointment of Virginia Stringer as Board Member, pending the closing of the Nuveen/FAF Transaction, which is scheduled to close in December 2010, with such appointment taking effect upon Ms. Stringer’s consent after the closing of the Nuveen/FAF Transaction and Ms. Stringer’s resignation as board member of various funds affiliated with FAF. As of the date of this Proxy Statement, Ms. Stringer has not been officially nominated as Board Member nominee for election by shareholders.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2009 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2009 is set forth in Appendix A. On December 31, 2009, Board Members and executive officers as a group beneficially owned approximately 800,000 shares of all funds managed by Nuveen Asset Management (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). [As of September 17, 2010, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of September 17, 2010, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of September 17, 2010, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.]

Compensation

Each Independent Board Member receives a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for attendance by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required, $250 per meeting for attendance by telephone at committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent

Chairman receives $50,000 annually and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committees, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Floating Rate Income	$2,981	$2,576	$2,191	$2,571	$2,605	$2,375	$2,240	$2,516
Floating Rate Income Opportunity	1,774	1,533	1,304	1,530	1,550	1,414	1,333	1,497
Senior Income	1,115	964	820	962	975	889	838	941
Tax-Advantaged Floating Rate	633	1,632	550	562	571	1,615	597	1,613
Arizona Dividend Advantage	124	105	89	104	107	96	91	103
Arizona Dividend Advantage 2	200	171	144	169	173	156	147	166
Arizona Dividend Advantage 3	261	212	180	224	215	189	192	221
Arizona Premium Income	348	296	249	294	301	270	255	289
California Dividend Advantage	1,933	1,702	1,390	1,779	1,847	1,588	1,390	1,661
California Dividend Advantage 2	1,340	1,181	962	1,236	1,284	1,102	962	1,153
California Dividend Advantage 3	1,979	1,743	1,423	1,822	1,890	1,724	1,423	1,700
California Investment Quality	1,211	1,067	870	1,115	1,158	995	870	1,041
California Market Opportunity	711	614	518	594	610	547	518	588
California Value	963	842	677	882	918	781	677	820
California Value 2	177	121	101	115	119	145	101	115
California Performance Plus	1,159	1,022	833	1,068	1,109	952	833	997
California Premium Income	492	424	359	411	422	378	359	406
California Quality Income	2,052	1,809	1,475	1,893	1,965	1,688	1,475	1,765
California Select Quality	2,075	1,828	1,491	1,912	1,985	1,706	1,491	1,784
Insured California Dividend Advantage	1,419	1,250	1,020	1,308	1,358	1,167	1,020	1,220
Insured California Premium Income	595	514	434	497	511	458	434	492
Insured California Premium Income 2	1,096	966	788	1,011	1,049	902	788	943
Insured California Tax-Free Advantage	471	403	338	390	402	358	338	385
Connecticut Dividend Advantage	218	189	157	183	187	171	161	181
Connecticut Dividend Advantage 2	197	171	142	165	169	155	145	163
Connecticut Dividend Advantage 3	360	311	258	301	309	332	265	298
Connecticut Premium Income	449	380	312	364	373	455	320	364
Georgia Dividend Advantage	220	147	122	142	146	184	125	141
Georgia Dividend Advantage 2	386	321	267	311	319	306	273	308
Georgia Premium Income	370	277	230	268	275	301	235	265
Maryland Dividend Advantage	334	288	240	279	286	262	245	276
Maryland Dividend Advantage 2	339	293	243	284	291	266	249	281
Maryland Dividend Advantage 3	540	380	316	368	377	445	324	364
Maryland Premium Income	950	765	636	741	759	759	651	733

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Massachusetts Dividend Advantage	$267	$146	$120	$140	$143	$231	$123	$140
Massachusetts Premium Income	465	346	287	335	343	328	294	331
Insured Massachusetts Tax-Free Advantage	238	206	171	199	204	237	175	197
Michigan Dividend Advantage	183	158	134	153	157	141	134	151
Michigan Premium Income	694	599	506	580	596	534	506	574
Michigan Quality Income	1,113	981	799	1,027	1,066	915	799	957
Missouri Premium Income	184	159	132	154	157	144	135	152
New Jersey Dividend Advantage	543	475	390	454	465	426	399	455
New Jersey Dividend Advantage 2	377	330	271	315	323	296	277	316
New Jersey Investment Quality	1,732	1,523	1,235	1,558	1,632	1,436	1,261	1,475
New Jersey Value	105	73	61	70	72	84	61	69
New Jersey Premium Income	1,062	946	758	955	1,001	881	773	916
North Carolina Dividend Advantage	200	173	144	167	171	157	147	165
North Carolina Dividend Advantage 2	332	291	238	278	285	261	244	278
North Carolina Dividend Advantage 3	388	292	243	283	290	315	249	280
North Carolina Premium Income	607	469	389	454	465	440	399	449
Ohio Dividend Advantage	399	348	291	333	343	307	291	334
Ohio Dividend Advantage 2	287	248	209	240	247	221	209	237
Ohio Dividend Advantage 3	208	179	152	174	178	160	152	172
Ohio Quality Income	974	841	711	814	837	750	711	805
Pennsylvania Value	80	56	47	54	55	64	47	53
Pennsylvania Dividend Advantage	277	242	199	232	237	217	204	232
Pennsylvania Dividend Advantage 2	304	266	218	254	260	238	223	254
Pennsylvania Investment Quality	1,381	1,214	985	1,242	1,301	1,145	1,005	1,176
Pennsylvania Premium Income 2	1,255	1,116	895	1,128	1,181	1,040	913	1,081
Texas Quality Income	795	686	569	672	688	617	583	669
Virginia Dividend Advantage	248	214	176	207	212	293	181	204
Virginia Dividend Advantage 2	571	410	333	391	401	466	342	392
Virginia Premium Income	859	651	534	623	638	698	547	624
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees(1)	$265,996	$239,830	$194,333	$252,913	$258,133	$219,480	$186,750	$247,289

(1)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2009 for services to the Nuveen open-end and closed-end funds advised by Nuveen Asset Management.

(2)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Floating Rate Income	$451	$650	$1,302	$2,571	$2,605	$1,290	$—	$807
Floating Rate Income Opportunity	268	387	775	1,530	1,550	768	—	480
Senior Income	169	243	490	962	975	483	—	301
Tax-Advantaged Floating Rate	91	402	469	562	571	912	—	640
California Dividend Advantage	314	471	—	1,779	1,847	1,002	—	874
California Dividend Advantage 2	219	327	—	1,236	1,284	696	—	607
California Dividend Advantage 3	322	482	—	1,822	1,890	1,084	—	895
California Investment Quality	197	295	—	1,115	1,158	628	—	548
California Value	157	234	—	882	918	494	—	433
California Performance Plus	189	283	—	1,068	1,109	601	—	525
California Quality Income	334	501	—	1,893	1,965	1,066	—	930
California Select Quality	338	506	—	1,912	1,985	1,077	—	939
Insured California Dividend Advantage	231	346	—	1,308	1,358	736	—	643
Insured California Premium Income 2	179	267	—	1,011	1,049	569	—	496
Michigan Quality Income	181	272	—	1,027	1,066	578	—	504
New Jersey Investment Quality	275	412	265	1,558	1,632	867	—	663
New Jersey Premium Income	168	256	162	955	1,001	532	—	412
Pennsylvania Investment Quality	219	328	211	1,242	1,301	691	—	528
Pennsylvania Premium Income 2	199	302	192	1,128	1,181	628	—	486

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian serve as the current members of the Executive Committee of the Board. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange or the NYSE Amex, as applicable. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter adopted and approved by the Board, which Charter conforms to the listing standards of the New York Stock Exchange or the NYSE Amex, as applicable. Members of the Audit Committee shall be independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, William J. Schneider and Terence J. Toth, each of whom is an independent Board Member of the Funds. A copy of the Audit Committee Charter is attached as Appendix D. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock Exchange or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and

Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications.  In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments, Inc. in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One

Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

The Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding over all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders. For each Minnesota Fund except California Value, all Board Members are elected annually. For each Massachusetts Fund, and California Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

				Number of
				Portfolios
		Term of Office		in Fund
	Position(s)	and		Complex
Name, Address	Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002) and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC (since 1999); Executive Vice President (since 2005) of Nuveen Commodities Asset Management, LLC.	125

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	125

				Number of
				Portfolios
		Term of Office		in Fund
	Position(s)	and		Complex
Name, Address	Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Nizida Arriaga 333 West Wacker Drive Chicago, IL 60606 (6/1/68)	Vice President	Term: Annual Length of Service: Since 2009	Senior Vice President (since 2010), formerly, Vice President (2007-2010) of Nuveen Investments, LLC; previously, portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term: Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Investments LLC; Managing Director (since 2005) of Nuveen Asset Management.	200

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	200

				Number of
				Portfolios
		Term of Office		in Fund
	Position(s)	and		Complex
Name, Address	Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

William T. Huffman 333 West Wacker Drive Chicago, IL 60606 (5/7/69)	Vice President	Term: Annual Length of Service: Since 2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008), and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	200

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200

				Number of
				Portfolios
		Term of Office		in Fund
	Position(s)	and		Complex
Name, Address	Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006), Nuveen Hyde Park Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant Secretary (since 2007), Nuveen Asset Management, Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

				Number of
				Portfolios
		Term of Office		in Fund
	Position(s)	and		Complex
Name, Address	Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management; Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	136

Gregory Mino 333 West Wacker Drive Chicago, IL 60606 (1/4/71)	Vice President	Term: Annual Length of Service: Since 2009	Senior Vice President (since 2010), formerly, Vice President (2008-2010) of Nuveen Investments, LLC; previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	200

James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for each Affected Municipal Fund

The Affected Municipal Funds have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and/or (iii) investments in derivatives, short sales and commodities as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Affected Municipal Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits of the New Investment Policies to you as a Fund shareholder are:

•	enhanced ability of the Affected Municipal Funds to generate attractive levels of tax-exempt income, while retaining the Affected Municipal Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected Municipal Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Affected Municipal Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New Fundamental Policies is contingent on shareholder approval of the elimination of the Current Fundamental Policies.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental Policies of the Affected Municipal Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Affected Municipal Fund of, the New Fundamental Policies, described below. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

(a)	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities (All Affected Municipal Funds)

The Current Fundamental Policies with respect to each Affected Municipal Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

Arizona Dividend Advantage 2, North Carolina Dividend Advantage and North Carolina Dividend Advantage 2

(i) Under normal [circumstances/market conditions], the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and [State] income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

Missouri Premium Income

(i) [Except to the extent the Fund invests in temporary investments as described below and more fully in the Statement of Additional Information], the Fund [will, as a fundamental policy,] invest substantially all (in excess of 80%) of its assets in tax-exempt [State] Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or in unrated [State] Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, [State] Municipal Obligations rated within the four highest grades by Moody’s or S&P, provided that the Fund may not invest more than 20% of its assets in such unrated [State] Municipal Obligations.

(ii) The Fund will not invest in any rated [State] Municipal Obligations that are rated lower than Baa by Moody’s or BBB by S&P at the time of purchase.

California Market Opportunity

(i) Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt [State] municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated [State] municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated.

California Quality Income and California Select Quality

(i) Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt California municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, California municipal bonds so rated.

(b)	Approval of New Fundamental Policy Relating to Investments in Municipal Securities (All Affected Municipal Funds)

The following New Fundamental Policy will replace each Affected Municipal Fund’s Current Fundamental Policy or Policies referenced in 2(a) above. Implementation of the following New Fundamental Policy by each Affected Municipal Fund is contingent on shareholder approval of the elimination of each Affected Municipal Fund’s Current Fundamental Policy or Policies. The proposed New Fundamental Policy with respect to each Fund’s investments in municipal securities is as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal [and state] income taxes.

In addition, the Board has adopted New Non-Fundamental Policies with respect to investing in investment grade securities for each Affected Municipal Fund, which will be implemented upon the elimination of the Current Fundamental Policies described in 2(a) above. The New Non-Fundamental Policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser Nuveen Asset Management.

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

Related to these changes, the Board of each Affected Municipal Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which an Affected Municipal Fund may invest to include various types of municipal securities. The new description, tailored as appropriate to each Affected Municipal Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or noncallable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of Fundamental Policies Relating to Commodities (All Premium/Quality Funds)

The Current Fundamental Policies relating to commodities that are proposed to be eliminated are as follow:

California Market Opportunity, California Quality Income and California Select Quality

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

Missouri Premium Income

(i) The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

* References are to a Fund’s registration statement.

(d)	Approval of New Fundamental Policy Relating to Commodities (All Premium/Quality Funds)

It is proposed that each Premium/Quality Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Premium/Quality Fund is contingent on shareholder approval of the elimination of that Premium/Quality Fund’s Current Fundamental Policy with respect to commodities, as reflected in 2(c) above. The proposed New Fundamental Policy is as follows:

(i) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(e)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales (All Premium/Quality Funds)

The Current Fundamental Policies relating to derivatives and short sales that are proposed to be eliminated are as follows:

California Market Opportunity, California Quality Income and California Select Quality

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described [in/under] “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

Missouri Premium Income

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options that represent no more than 10% of the Fund’s total assets and are otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

(ii) The Fund may not purchase financial futures and options except for futures and options that represent no more than 10% of the Fund’s total assets and are

* References are to a Fund’s registration statement.

otherwise within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales, as reflected in 2(e) above, the Board has adopted the following New Non-Fundamental Policies for each of the above Premium/Quality Funds. The New Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Premium/Quality Fund’s Current Fundamental Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. Nuveen Asset Management uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(f)	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies (All Premium/Quality Funds)

The Premium/Quality Funds do not have specific restrictions as to investments in other investment companies. However, each such Premium/Quality Fund has an investment policy which only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The general restriction that only permits investment in municipal obligations and temporary investments is as follows:

(i) The Fund may not invest in securities other than [state] Municipal Obligations and temporary investments[,] as described [in/under] “Investment Objective and Policies [of the Funds] — Portfolio Investments.”*

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Premium/Quality Fund’s Current Fundamental Policy prohibiting

* References are to a Fund’s registration statement.

investments in other investment companies. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

(i) The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee

Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

			Audit Related Fees				Tax Fees
					Adviser and				Adviser and		All Other Fees
	Audit Fees				Adviser				Adviser				Adviser and
	Fund(1)		Fund(2)		Entities		Fund(3)		Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010

Floating Rate Income	$68,028	$67,144	$0	$0	$0	$0	$0	$0	$0	$0	$10,000	$10,000	$0	$0
Floating Rate Income Opportunity	49,347	48,211	0	0	0	0	0	0	0	0	10,000	10,000	0	0
Senior Income	35,625	37,945	0	0	0	0	0	0	0	0	16,000	10,000	0	0
Tax-Advantaged Floating Rate	24,000	24,100	0	0	0	0	0	0	0	0	2,000	0	0	0
Arizona Dividend Advantage	8,264	8,343	0	6,250	0	0	0	0	0	0	850	850	0	0
Arizona Dividend Advantage 2	8,906	9,002	0	6,250	0	0	0	0	0	0	850	850	0	0
Arizona Dividend Advantage 3	9,229	9,300	0	6,250	0	0	0	0	0	0	850	850	0	0
Arizona Premium Income	10,109	10,252	0	0	0	0	0	0	0	0	3,400	3,400	0	0
California Dividend Advantage(5)	21,843	22,589	0	0	0	0	0	0	0	0	850	850	0	0
California Dividend Advantage 2(5)	17,675	17,483	0	0	0	0	0	0	0	0	850	850	0	0
California Dividend Advantage 3(5)	22,326	22,997	0	20,000	0	0	0	0	0	0	850	850	0	0
California Investment Quality(5)	16,482	16,765	0	0	0	0	0	0	0	0	1,700	3,400	0	0
California Market Opportunity(5)	12,970	12,717	0	0	0	0	0	0	0	0	1,700	3,400	0	0
California Value(5)	14,994	15,264	0	0	0	0	0	0	0	0	0	0	0	0
California Value 2(6)	N/A	8,994	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0
California Performance Plus	16,334	16,347	0	0	0	0	0	0	0	0	1,700	3,400	0	0
California Premium Income	11,182	11,028	0	0	0	0	0	0	0	0	850	850	0	0
California Quality Income	23,119	23,135	0	0	0	0	0	0	0	0	1,700	3,400	0	0
California Select Quality(5)	23,133	23,460	0	0	0	0	0	0	0	0	1,700	3,400	0	0
Insured California Dividend Advantage(5)	18,156	18,316	0	0	0	0	0	0	0	0	850	850	0	0
Insured California Premium Income(5)	11,946	11,924	0	0	0	0	0	0	0	0	1,700	3,400	0	0
Insured California Premium Income 2(5)	15,647	15,808	0	0	0	0	0	0	0	0	1,700	3,400	0	0

			Audit Related Fees				Tax Fees
					Adviser and				Adviser and		All Other Fees
	Audit Fees				Adviser				Adviser				Adviser and
	Fund(1)		Fund(2)		Entities		Fund(3)		Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010

Insured California Tax-Free Advantage(5)	$11,059	$11,198	$0	$0	$0	$0	$0	$0	$0	$0	$850	$0	$0	$0
Connecticut Dividend Advantage	9,100	9,120	0	12,500	0	0	0	0	0	0	850	850	0	0
Connecticut Dividend Advantage 2	8,916	8,942	0	12,500	0	0	0	0	0	0	850	850	0	0
Connecticut Dividend Advantage 3	10,292	10,412	0	15,000	0	0	0	0	0	0	850	850	0	0
Connecticut Premium Income	10,967	10,967	0	15,000	0	0	0	0	0	0	850	850	0	0
Georgia Dividend Advantage	8,643	8,719	0	15,000	0	0	0	0	0	0	850	850	0	0
Georgia Dividend Advantage 2	10,345	10,486	0	15,000	0	0	0	0	0	0	850	850	0	0
Georgia Premium Income	9,902	9,972	0	15,000	0	0	0	0	0	0	850	850	0	0
Maryland Dividend Advantage	10,090	10,123	0	12,500	0	0	0	0	0	0	850	850	0	0
Maryland Dividend Advantage 2	10,120	10,163	0	12,500	0	0	0	0	0	0	850	850	0	0
Maryland Dividend Advantage 3	10,899	11,036	0	15,000	0	0	0	0	0	0	850	850	0	0
Maryland Premium Income	14,742	14,818	0	15,000	0	0	0	0	0	0	850	850	0	0
Massachusetts Dividend Advantage	8,597	8,691	0	12,500	0	0	0	0	0	0	850	850	0	0
Massachusetts Premium Income	10,495	10,697	0	15,000	0	0	0	0	0	0	850	850	0	0
Insured Massachusetts Tax-Free Advantage	9,197	9,336	0	15,000	0	0	0	0	0	0	850	850	0	0
Michigan Dividend Advantage(7)	8,641	8,720	0	0	0	0	0	0	0	0	850	850	0	0
Michigan Premium Income(7)	12,753	12,700	0	0	0	0	0	0	0	0	1,700	3,400	0	0
Michigan Quality Income(7)	15,986	15,852	0	0	0	0	0	0	0	0	1,700	3,400	0	0
Missouri Premium Income	8,718	8,837	0	0	0	0	0	0	0	0	850	850	0	0
New Jersey Dividend Advantage	11,738	11,876	0	0	0	0	0	0	0	0	850	850	0	0
New Jersey Dividend Advantage 2	10,310	10,465	0	0	0	0	0	0	0	0	850	850	0	0
New Jersey Investment Quality	21,756	21,785	0	0	0	0	0	0	0	0	3,400	3,400	0	0
New Jersey Value(8)	5,000	8,085	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Premium Income	16,100	16,154	0	0	0	0	0	0	0	0	3,400	3,400	0	0
North Carolina Dividend Advantage	8,908	8,958	0	12,500	0	0	0	0	0	0	850	850	0	0
North Carolina Dividend Advantage 2	9,992	10,081	0	12,500	0	0	0	0	0	0	850	850	0	0
North Carolina Dividend Advantage 3	10,041	10,151	0	15,000	0	0	0	0	0	0	850	850	0	0

			Audit Related Fees				Tax Fees
					Adviser and				Adviser and		All Other Fees
	Audit Fees				Adviser				Adviser				Adviser and
	Fund(1)		Fund(2)		Entities		Fund(3)		Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010

North Carolina Premium Income	$11,772	$11,882	$0	$15,000	$0	$0	$0	$0	$0	$0	$850	$850	$0	$0
Ohio Dividend Advantage(7)	10,325	10,376	0	0	0	0	0	0	0	0	850	850	0	0
Ohio Dividend Advantage 2(7)	9,452	9,523	0	0	0	0	0	0	0	0	850	850	0	0
Ohio Dividend Advantage 3(7)	8,832	8,892	0	0	0	0	0	0	0	0	850	850	0	0
Ohio Quality Income(7)	14,823	14,927	0	0	0	0	0	0	0	0	1,700	3,400	0	0
Pennsylvania Value(8)	5,000	7,897	0	0	0	0	0	0	0	0	0	0	0	0
Pennsylvania Dividend Advantage	9,532	9,635	0	0	0	0	0	0	0	0	850	850	0	0
Pennsylvania Dividend Advantage 2	9,886	9,866	0	0	0	0	0	0	0	0	850	850	0	0
Pennsylvania Investment Quality	18,743	18,859	0	0	0	0	0	0	0	0	850	850	0	0
Pennsylvania Premium Income 2	17,824	17,824	0	0	0	0	0	0	0	0	850	850	0	0
Texas Quality Income	14,008	14,097	0	6,250	0	0	0	0	0	0	850	850	0	0
Virginia Dividend Advantage	9,292	9,506	0	0	0	0	0	0	0	0	850	850	0	0
Virginia Dividend Advantage 2	11,197	11,477	0	0	0	0	0	0	0	0	850	850	0	0
Virginia Premium Income	13,515	13,551	0	4,000	0	0	0	0	0	0	850	850	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.
(5)	The Fund changed its fiscal year end from August 31 to February 28 beginning in 2009.
(6)	The Fund commenced operations on April 28, 2009.

(7)	The Fund changed its fiscal year end from July 31 to February 28 beginning in 2009.
(8)	The Fund commenced operations on April 27, 2009.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010

Floating Rate Income	$10,000	$10,000	$0	$0	$0	$0	$10,000	$10,000
Floating Rate Income Opportunity	10,000	10,000	0	0	0	0	10,000	10,000
Senior Income	16,000	10,000	0	0	0	0	16,000	10,000
Tax-Advantaged Floating Rate	2,000	0	0	0	0	0	2,000	0
Arizona Dividend Advantage	850	850	0	0	0	0	850	850
Arizona Dividend Advantage 2	850	850	0	0	0	0	850	850
Arizona Dividend Advantage 3	850	850	0	0	0	0	850	850
Arizona Premium Income	3,400	3,400	0	0	0	0	3,400	3,400
California Dividend Advantage(1)	850	850	0	0	0	0	850	850
California Dividend Advantage 2(1)	850	850	0	0	0	0	850	850
California Dividend Advantage 3(1)	850	850	0	0	0	0	850	850
California Investment Quality(1)	1,700	3,400	0	0	0	0	1,700	3,400
California Market Opportunity(1)	1,700	3,400	0	0	0	0	1,700	3,400
California Value(1)	0	0	0	0	0	0	0	0
California Value 2(2)	N/A	0	N/A	0	N/A	0	N/A	0
California Performance Plus(1)	1,700	3,400	0	0	0	0	1,700	3,400
California Premium Income(1)	850	850	0	0	0	0	850	850
California Quality Income(1)	1,700	3,400	0	0	0	0	1,700	3,400
California Select Quality(1)	1,700	3,400	0	0	0	0	1,700	3,400
Insured California Dividend Advantage(1)	850	850	0	0	0	0	850	850
Insured California Premium Income(1)	1,700	3,400	0	0	0	0	1,700	3,400
Insured California Premium Income 2(1)	1,700	3,400	0	0	0	0	1,700	3,400
Insured California Tax-Free Advantage(1)	850	0	0	0	0	0	850	0

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010

Connecticut Dividend Advantage	$850	$850	$0	$0	$0	$0	$850	$850
Connecticut Dividend Advantage 2	850	850	0	0	0	0	850	850
Connecticut Dividend Advantage 3	850	850	0	0	0	0	850	850
Connecticut Premium Income	850	850	0	0	0	0	850	850
Georgia Dividend Advantage	850	850	0	0	0	0	850	850
Georgia Dividend Advantage 2	850	850	0	0	0	0	850	850
Georgia Premium Income	850	850	0	0	0	0	850	850
Maryland Dividend Advantage	850	850	0	0	0	0	850	850
Maryland Dividend Advantage 2	850	850	0	0	0	0	850	850
Maryland Dividend Advantage 3	850	850	0	0	0	0	850	850
Maryland Premium Income	850	850	0	0	0	0	850	850
Massachusetts Dividend Advantage	850	850	0	0	0	0	850	850
Massachusetts Premium Income	850	850	0	0	0	0	850	850
Insured Massachusetts Tax-Free Advantage	850	850	0	0	0	0	850	850
Michigan Dividend Advantage(3)	850	850	0	0	0	0	850	850
Michigan Premium Income(3)	1,700	3,400	0	0	0	0	1,700	3,400
Michigan Quality Income(3)	1,700	3,400	0	0	0	0	1,700	3,400
Missouri Premium Income	850	850	0	0	0	0	850	850
New Jersey Dividend Advantage	850	850	0	0	0	0	850	850
New Jersey Dividend Advantage 2	850	850	0	0	0	0	850	850
New Jersey Investment Quality	3,400	3,400	0	0	0	0	3,400	3,400
New Jersey Value(4)	0	0	0	0	0	0	0	0
New Jersey Premium Income	3,400	3,400	0	0	0	0	3,400	3,400
North Carolina Dividend Advantage	850	850	0	0	0	0	850	850
North Carolina Dividend Advantage 2	850	850	0	0	0	0	850	850

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010	Ended 2009	Ended 2010

North Carolina Dividend Advantage 3	$850	$850	$0	$0	$0	$0	$850	$850
North Carolina Premium Income	850	850	0	0	0	0	850	850
Ohio Dividend Advantage(3)	850	850	0	0	0	0	850	850
Ohio Dividend Advantage 2(3)	850	850	0	0	0	0	850	850
Ohio Dividend Advantage 3(3)	850	850	0	0	0	0	850	850
Ohio Quality Income(3)	1,700	3,400	0	0	0	0	1,700	3,400
Pennsylvania Value(4)	0	0	0	0	0	0	0	0
Pennsylvania Dividend Advantage	850	850	0	0	0	0	850	850
Pennsylvania Dividend Advantage 2	850	850	0	0	0	0	850	850
Pennsylvania Investment Quality	850	850	0	0	0	0	850	850
Pennsylvania Premium Income 2	850	850	0	0	0	0	850	850
Texas Quality Income	850	850	0	0	0	0	850	850
Virginia Dividend Advantage	850	850	0	0	0	0	850	850
Virginia Dividend Advantage 2	850	850	0	0	0	0	850	850
Virginia Premium Income	850	850	0	0	0	0	850	850

(1)	The Fund changed its fiscal year end from August 31 to February 28 beginning in 2009.
(2)	The Fund commenced operations on April 28, 2009.
(3)	The Fund changed its fiscal year end from July 31 to February 28 beginning in 2009.
(4)	The Fund commenced operations on April 27, 2009.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.]

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by

Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 7, 2011. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than August 22, 2011 or prior to August 5, 2011. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, such as the election of Board Members, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, such as updating investment policies, the costs in connection with the solicitation of proxies will be paid by the Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end is: February 28 for California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Value 2, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Insured California Dividend Advantage, Insured California Premium Income, Insured California Premium Income 2, Insured California Tax-Free Advantage, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income; April 30 for New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Value, New Jersey Premium Income, Pennsylvania Value, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality and Pennsylvania Premium Income 2;

May 31 for Connecticut Dividend Advantage, Connecticut Dividend Advantage 2, Connecticut Dividend Advantage 3, Connecticut Premium Income, Georgia Dividend Advantage, Georgia Dividend Advantage 2, Georgia Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Massachusetts Dividend Advantage, Massachusetts Premium Income, Insured Massachusetts Tax-Free Advantage, Missouri Premium Income, North Carolina Dividend Advantage, North Carolina Dividend Advantage 2, North Carolina Dividend Advantage 3, North Carolina Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income; June 30 for Tax-Advantaged Floating Rate; and July 31 for Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, and Texas Quality Income.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 16, 2010:

Each Fund’s Proxy Statement is available at www.nuveen.com/CEF/Info/Share-holder/ProxyStatements.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary

October 11, 2010

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2009. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

		Floating		Tax-
	Floating	Rate		Advantaged	Arizona	Arizona
Board Member	Rate	Income	Senior	Floating	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$10,001-$50,000	$0	$50,001-$100,000	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$50,001-$100,000	Over $100,000	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$10,001-$50,000	$0	$0

	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Premium	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	California			California	California	California	California
Board Member	Market	California	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Value 2	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

	Insured	Insured	Insured	Insured
	California	California	California	California	Connecticut	Connecticut
Board Member	Dividend	Premium	Premium	Tax-Free	Dividend	Dividend
Nominees	Advantage	Income	Income 2	Advantage	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Connecticut	Connecticut	Georgia	Georgia	Georgia	Maryland
Board Member	Dividend	Premium	Dividend	Dividend	Premium	Dividend
Nominees	Advantage 3	Income	Advantage	Advantage 2	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

						Insured
	Maryland	Maryland	Maryland	Massachusetts	Massachusetts	Massachusetts
Board Member	Dividend	Dividend	Premium	Dividend	Premium	Tax-Free
Nominees	Advantage 2	Advantage 3	Income	Advantage	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Michigan	Michigan	Michigan	Missouri	New Jersey	New Jersey
Board Member	Dividend	Premium	Quality	Premium	Dividend	Dividend
Nominees	Advantage	Income	Income	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

				North	North	North	North
	New Jersey		New Jersey	Carolina	Carolina	Carolina	Carolina
Board Member	Investment	New Jersey	Premium	Dividend	Dividend	Dividend	Premium
Nominees	Quality	Value	Income	Advantage	Advantage 2	Advantage 3	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Ohio	Ohio	Ohio	Ohio		Pennsylvania	Pennsylvania
Board Member	Dividend	Dividend	Dividend	Quality	Pennsylvania	Dividend	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Value	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
							Aggregate
							Range of
							Securities All
							Registered
							Investment
							Companies
							Overseen by
							Board Member
							Nominees in
	Pennsylvania	Pennsylvania	Texas	Virginia	Virginia	Virginia	Family of
Board Member	Investment	Premium	Quality	Dividend	Dividend	Premium	Investment
Nominees	Quality	Income 2	Income	Advantage	Advantage 2	Income	Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	Over $100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2009. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
				Tax-
	Floating	Floating		Advantaged	Arizona	Arizona
Board Member	Rate	Rate Income	Senior	Floating	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	1,600	0	10,000	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	8,329	14,608	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	16,845	0	0
All Board Members and Officers as a Group	1,600	8,329	24,608	16,845	0	0

Fund Shares Owned By Board Members And Officers(1)
	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Dividend	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	California			California	California	California	California
Board Member	Market	California	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Value 2	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0		0	0	0	0
Jack B. Evans	0	0		0	0	0	0
William C. Hunter	0	0		0	0	0	0
David J. Kundert	0	0		0	0	0	0
William J. Schneider	0	0		0	0	0	0
Judith M. Stockdale	0	0		0	0	0	0
Carole E. Stone	0	0		0	0	0	0
Terence J. Toth	0	0		0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0		0	0	0	0	0
All Board Members and Officers as a Group	0		0	0	0	0	0

Fund Shares Owned By Board Members And Officers(1)
	Insured	Insured	Insured	Insured
	California	California	California	California	Connecticut	Connecticut
Board Member	Dividend	Premium	Premium	Tax-Free	Dividend	Dividend
Nominees	Advantage	Income	Income 2	Advantage	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Connecticut	Connecticut	Georgia	Georgia	Georgia	Maryland
Board Member	Dividend	Premium	Dividend	Dividend	Premium	Dividend
Nominees	Advantage 3	Income	Advantage	Advantage 2	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

						Insured
	Maryland	Maryland	Maryland	Massachusetts	Massachusetts	Massachusetts
Board Member	Dividend	Dividend	Premium	Dividend	Premium	Tax-Free
Nominees	Advantage 2	Advantage 3	Income	Advantage	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Michigan	Michigan	Michigan	Missouri	New Jersey	New Jersey
Board Member	Dividend	Premium	Quality	Premium	Dividend	Dividend
Nominees	Advantage	Income	Income	Income	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

				North	North	North	North
	New Jersey		New Jersey	Carolina	Carolina	Carolina	Carolina
Board Member	Investment	New Jersey	Premium	Dividend	Dividend	Dividend	Premium
Nominees	Quality	Value	Income	Advantage	Advantage 2	Advantage 3	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Ohio	Ohio	Ohio	Ohio		Pennsylvania	Pennsylvania
Board Member	Dividend	Dividend	Dividend	Quality	Pennsylvania	Dividend	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Value	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	57	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0		0
All Board Members and Officers as a Group	0	0	0	57	0	0	0

Fund Shares Owned By Board Members And Officers(1)
	Pennsylvania	Pennsylvania	Texas	Virginia	Virginia	Virginia
Board Member	Investment	Premium	Quality	Dividend	Dividend	Premium
Nominees	Quality	Income 2	Income	Advantage	Advantage 2	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially own more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Floating Rate Income (JFR) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	8,540,896	18.00%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

Floating Rate Income Opportunity (JRO) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	4,550,991	16.00%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

Senior Income (NSL) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	5,335,312	17.90%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

Arizona Dividend Advantage (NFZ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	131	30.90%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	39	9.20%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	68	16.00%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	27	6.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	41	9.70%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	27	6.40%

Arizona Dividend Advantage 2 (NKR) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	120	16.70%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	63	9.47%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	139	20.90%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	128	19.20%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	128	15.10%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	85	12.78%

Arizona Dividend Advantage 3 (NXE) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	350	42.20%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	76	10.33%

Arizona Premium Income (NAZ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	158	13.20%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	94	8.43%

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	401	35.90%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	394	35.30%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	74	6.64%

California Dividend Advantage (NAC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	426	7.90%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,243	22.90%

	Bank of America N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	815	15.00%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	428	7.90%

California Dividend Advantage 2 (NVX) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	367	8.30%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	563	14.70%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	279	7.30%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	282	7.30%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	224	5.83%

(NVX) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	940,462	6.40%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

California Dividend Advantage 3 (NZH) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	335	12.10%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	408	14.70%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	408	14.70%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	395	6.41%

(NZH) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	580,000	6.72%

(NZH) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	1,452,573	6.00%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

California Investment Quality (NQC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	941	24.80%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	396	10.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	545	14.40%

California Market Opportunity (NCO) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	430	22.04%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	140	7.20%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	201	10.30%

California Performance Plus (NCP) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	187	5.30%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	481	14.70%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	246	7.50%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	211	6.50%

California Premium Income (NCU) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	572	41.60%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	105	7.60%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	467	34.00%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	90	5.80%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

California Quality Income (NUC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	413	6.30%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	912	14.50%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	441	7.01%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	471	7.49%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	431	6.85%

California Select Quality (NVC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	430	6.50%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	927	14.67%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	371	5.87%

	JP Morgan Chase & Co. 270 Park Ave. New York, NY 10017	465	6.9%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	556	8.80%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	385	6.09%

Insured California Dividend Advantage (NKL) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	560	12.90%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	655	15.10%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	377	8.70%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	269	6.20%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	249	5.75%

(NKL) — Common Shares	First Trust Portfolios L.P.(a) 1001 Warrenville Road Lisle, IL 60532	1,029,017	6.80%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Insured California Premium Income (NPC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	592	32.89%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	146	8.10%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	133	7.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	313	17.40%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	104	5.80%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Insured California Premium Income 2 (NCL) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	689	23.49%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	196	6.68%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	493	16.81%

Connecticut Dividend Advantage (NFC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	193	27.90%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	172	24.90%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	63	8.40%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Connecticut Dividend Advantage 2 (NGK) — Auction Rate Preferred Shares	Bank of America Corporation(d) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	111	18.00%

	Blue Ridge Investments, L.L.C.(d) 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	54	8.70%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Connecticut Dividend Advantage 3 (NGO) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	207	18.3.0%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	185	16.40%

Connecticut Premium Income (NTC) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	248	18.50%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	113	17.97%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	97	15.42%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	184	13.8%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	70	5.23%

Georgia Dividend Advantage (NZX) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	91	16.40%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	32	5.80%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	59	10.60%

Georgia Dividend Advantage 2 (NKG) — Auction Rate Preferred Shares	Bank of America Corporation(e) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	81	6.90%

	Bank of America, N.A.(e) 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255

Georgia Premium Income (NPG) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	280	27.30%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	227	22.10%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	53	5.20%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	54	5.30%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Maryland Dividend Advantage (NFM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	71	6.90%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	55	5.30%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Maryland Dividend Advantage 2 (NZR) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	89	8.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	56	5.30%

(NZR) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	306,500	11.23%

Maryland Dividend Advantage 3 (NWI) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	594	42.40%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Maryland Premium Income (NMY) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	479	36.20%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	160	5.60%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	157	5.50%

Massachusetts Dividend Advantage (NMB) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	86	15.10%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	80	14.00%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	46	8.10%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Massachusetts Premium Income (NMT) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	174	30.20%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	174	30.20%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	210	15.44%

Insured Massachusetts Tax-Free Advantage (NGX) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	45	5.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	43	5.20%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	58	7.10%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Michigan Dividend Advantage (NZW) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	139	24.30%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Michigan Premium Income (NMP) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	286	13.30%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	234	10.90%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	234	10.90%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	282	13.13%

Michigan Quality Income (NUM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	397	11.40%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	670	19.20%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	657	18.80%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	471	13.48%

Missouri Premium Income (NOM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	255	39.80%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	96	15.00%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	159	24.80%

New Jersey Dividend Advantage (NXJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	179	9.70%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	168	9.60%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	375	21.30%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	375	21.30%

New Jersey Dividend Advantage 2 (NUJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	219	16.80%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	283	22.70%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	203	16.30%

North Carolina Dividend Advantage (NRB) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	37	5.70%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	37	5.70%

North Carolina Premium Income (NNC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	99	11.50%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	98	11.40%

Ohio Dividend Advantage (NXI) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	186	15.00%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	142	11.50%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	129	10.40%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	209	18.02%

Ohio Dividend Advantage 2 (NBJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	96	10.40%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	112	12.10%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	94	10.20%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	114	12.34%

Ohio Dividend Advantage 3 (NVJ) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	69	10.50%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	33	5.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	32	5.20%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	114	18.39%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	65	10.48%

Ohio Quality Income (NUO) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	222	7.20%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	740	25.30%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	690	23.60%

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	342	11.51%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	218	7.08%

Pennsylvania Dividend Advantage (NXM) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	238	26.40%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	51	5.60%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	39	4.30%

Pennsylvania Dividend Advantage 2 (NVY) — Auction Rate Preferred Shares	Citigroup Global Markets Inc.(b) 388 Greenwich Street New York, NY 10013	220	23.90%

	Citigroup Financial Products Inc.(b) 388 Greenwich Street New York, NY 10013

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Citigroup Global Markets Holdings Inc.(b) 388 Greenwich Street New York, NY 10013

	Citigroup Inc.(b) 399 Park Avenue New York, NY 10043

Texas Quality Income (NTX) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,274	49.00%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	1,159	44.50%

	Morgan Stanley(c) 1585 Broadway New York, NY 10036	162	6.20%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	174	6.69%

Virginia Dividend Advantage (NGB) — Auction Rate Preferred Shares	Morgan Stanley(c) 1585 Broadway New York, NY 10036	83	8.70%

	Morgan Stanley & Co. Inc.(c) 1585 Broadway New York, NY 10036

Virginia Dividend Advantage 2 (NNB) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	506,800	13.41%

Virginia Premium Income (NPV) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	176	17.20%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	85	8.30%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	91	8.90%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	132	5.79%

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2009.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(b)	Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc. and Citigroup Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(c)	Morgan Stanley and Morgan Stanley & Co., Inc. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(d)	Bank of America Corporation and Blue Ridge Investments, L.L.C. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

(e)	Bank of America Corporation and Bank of America, N.A. filed their schedule 13G jointly and did not differentiate holdings as to each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Floating Rate Income	5	4	0	4	5	4	4
Floating Rate Income Opportunity	5	4	0	4	5	4	4
Senior Income	5	4	0	4	5	4	4
Tax Advantaged Floating Rate	5	10	0	4	5	4	4
Arizona Dividend Advantage	5	9	0	4	5	4	4
Arizona Dividend Advantage 2	5	9	0	4	5	4	4
Arizona Dividend Advantage 3	5	9	0	4	5	4	4
Arizona Premium Income	5	9	0	4	5	4	4
California Dividend Advantage	5	10	0	5	5	4	4
California Dividend Advantage 2	5	10	0	5	5	4	4
California Dividend Advantage 3	5	10	1	5	5	4	4
California Investment Quality	5	10	0	5	5	4	4
California Market Opportunity	5	10	0	5	5	4	4
California Value	5	6	0	5	5	4	4
California Value 2	5	6	1	5	5	4	4
California Performance Plus	5	10	0	5	5	4	4
California Premium Income	5	10	0	5	5	4	4
California Quality Income	5	10	0	5	5	4	4
California Select Quality	5	10	0	5	5	4	4
Insured California Dividend Advantage	5	10	0	5	5	4	4
Insured California Premium Income	5	10	0	5	5	4	4
Insured California Premium Income 2	5	10	0	5	5	4	4
Insured California Tax-Free Advantage	5	10	0	5	5	4	4
Connecticut Dividend Advantage	5	5	1	4	5	4	4

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Connecticut Dividend Advantage 2	5	5	1	4	5	4	4
Connecticut Dividend Advantage 3	5	5	1	4	5	4	4
Connecticut Premium Income	5	5	1	4	5	4	4
Georgia Dividend Advantage	5	5	1	4	5	4	4
Georgia Dividend Advantage 2	5	5	1	4	5	4	4
Georgia Premium Income	5	5	1	4	5	4	4
Maryland Dividend Advantage	5	5	1	4	5	4	4
Maryland Dividend Advantage 2	5	5	1	4	5	4	4
Maryland Dividend Advantage 3	5	5	1	4	5	4	4
Maryland Premium Income	5	5	1	4	5	4	4
Massachusetts Dividend Advantage	5	5	1	4	5	4	4
Massachusetts Premium Income	5	5	1	4	5	4	4
Insured Massachusetts Tax-Free Advantage	5	5	1	4	5	4	4
Michigan Dividend Advantage	5	10	0	5	5	4	2
Michigan Premium Income	5	10	0	5	5	4	2
Michigan Quality Income	5	10	0	5	5	4	2
Missouri Premium Income	5	5	0	4	5	4	4
New Jersey Dividend Advantage	5	5	0	4	5	4	4
New Jersey Dividend Advantage 2	5	5	0	4	5	4	4
New Jersey Investment Quality	5	5	0	4	5	4	4
New Jersey Value	5	5	1	4	5	4
New Jersey Premium Income	5	5	0	4	5	4	4
North Carolina Dividend Advantage	5	5	1	4	5	4	4
North Carolina Dividend Advantage 2	5	5	1	4	5	4	4
North Carolina Dividend Advantage 3	5	5	1	4	5	4	4
North Carolina Premium Income	5	5	1	4	5	4	4
Ohio Dividend Advantage	5	10	0	5	5	4	2
Ohio Dividend Advantage 2	5	10	0	5	5	4	2
Ohio Dividend Advantage 3	5	10	0	5	5	4	2
Ohio Quality Income	5	10	0	5	5	4	2

					Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Pennsylvania Value	5	5	1	4	5	4
Pennsylvania Dividend Advantage	5	5	0	4	5	4	4
Pennsylvania Dividend Advantage 2	5	5	0	4	5	4	4
Pennsylvania Investment Quality	5	5	0	4	5	4	4
Pennsylvania Premium Income 2	5	5	0	4	5	4	4
Texas Quality Income	5	9	0	4	5	4	4
Virginia Dividend Advantage	5	5	1	4	5	4	4
Virginia Dividend Advantage 2	5	5	1	4	5	4	4
Virginia Premium Income	5	5	1	4	5	4	4

Appendix D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under PCAOB AU 380, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

9.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

10.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

11.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

12.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

13.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

14.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

15.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

16.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

17.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

18.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

19.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

20.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

21.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

22.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

23.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

24.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

25.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

26.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

27.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

28.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

29.	Undertaking an annual review of the performance of the Audit Committee.

30.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JFR1110

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
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4. Do not mail your Proxy Card when you vote by phone or Internet.

FUND NAME PRINTS HERE COMMON SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 16, 2010
The Annual Meeting of shareholders will be held Tuesday, November 16, 2010 at 10:30 a.m. Central time, in the 32nd Floor Conference Room on Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gilford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 16, 2010, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (866)241-6192 OR OVER THE INTERNET (www.proxy-direct.com).

     ¯                 Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NOM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members:	FOR	WITHHOLD
	Class I:	NOMINEES	AUTHORITY
	(01) Judith M. Stockdale	listed at left	to vote for all
	(02) Carole E. Stone	(except as	nominees
		marked to the	listed at left
contrary)

		☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.	☐	☐	☐

2b.	To approve the new fundamental policy relating to investments in municipal securities.	☐	☐	☐

2c.	To approve the elimination of the Fund’s fundamental policy relating to commodities.	☐	☐	☐

2d.	To approve the new fundamental policy relating to commodities.	☐	☐	☐

2e.	To approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.	☐	☐	☐

2f.	To approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.	☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

¯	¯

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:

1. Read your Combined Prospectus/Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

FUND NAME PRINTS HERE PREFERRED SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 16, 2010
The Annual Meeting of shareholders will be held Tuesday, November 16, 2010 at 10:30 a.m. Central time, in the 32nd Floor Conference Room on Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gilford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 16, 2010, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (866)241-6192 OR OVER THE INTERNET (www.proxy-direct.com).
     ¯                 Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NOM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members:		FOR	WITHHOLD
	Class I:	Preferred Shares Only:	NOMINEES	AUTHORITY
	(01) Judith M. Stockdale	(03) William C. Hunter	listed at left	to vote for all
	(02) Carole E. Stone	(04) William J. Schneider	(except as	nominees
			marked to the	listed at left
contrary)

			☐	☐
	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.		☐	☐	☐

2b.	To approve the new fundamental policy relating to investments in municipal securities.		☐	☐	☐

2c.	To approve the elimination of the Fund’s fundamental policy relating to commodities.		☐	☐	☐

2d.	To approve the new fundamental policy relating to commodities.		☐	☐	☐

2e.	To approve the elimination of the Fund’s fundamental policies relating to derivatives and short sales.		☐	☐	☐

2f.	To approve the elimination of the Fund’s fundamental policy prohibiting investment in other investment companies.		☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

¯	¯